Subsequent events	6 Months Ended
Jun. 30, 2023
Notes and other explanatory information [abstract]
Subsequent events

30.	Subsequent events

Global notes offering in the international capital market

On July 3, 2023, Petrobras, through its wholly owned subsidiary Petrobras Global Finance B.V. (PGF), concluded the global notes offering in the international capital market, in the amount of US$ 1,250, maturing in 2033 with a 6.625% p.a. yield to investors.

Debentures repurchase program

On July 15, 2023, Petrobras ended its 1st Debenture Repurchase Plan. Since the creation of the program until July 15, 2023, the Company has repurchased a total of 244,334 debentures, in the amount of US$ 52, among the papers of the 5th, 6th and 7th issuances, equivalent to 3.0% of the total amount of outstanding debentures.

Revision of the Shareholder Remuneration Policy

On July 28, 2023, the Company’s Board of Directors approved a revision on the Shareholder Remuneration Policy, where the main changes are the following:

•	the Company will distribute to shareholders 45% (previously 60%) of the free cash flow, which consists of the difference between net cash provided by operating activities and the sum of cash used in the acquisition of PP&E and intangibles assets, and cash used in the acquisition of equity interests, calculated in Brazilian reais (previously the Company’s free cash flow did not deduct the acquisition of equity interests);
•	share repurchase, aiming at canceling these shares, becomes a remuneration to shareholders. Thus, the amounts related to share repurchase will be deducted from the result of 45% of the free cash flow in each quarter; and
•	the maximum threshold for the gross debt (comprising current and non-current finance debt and lease liability) will be that one established in each Strategic Plan. The 2023-2027 Strategic Plan states the maximum threshold is US$ 65,000.

Distribution of remuneration to shareholders

On August 3, 2023, Petrobras’s Board of Directors approved the distribution of remuneration to shareholders in the amount of US$ 3,072, or R$ 14,992 million (US$ 0.2355 per outstanding preferred and common shares, or R$ 1.1493), based on the net income for the three-month period ended June 30, 2023, as presented in the following table:

	Date of approval	Date of record	Amount per Share	Amount
Interim dividends	08.03.2023	08.21.2023	0.1606	2,095
Interim interest on capital	08.03.2023	08.21.2023	0.0749	977
Total distribution to shareholders			0.2355	3,072

These dividends and interest on capital will be paid in two equal installments, on November 21, 2023 and December 15, 2023, and will be deducted from the remuneration that will be distributed to shareholders relating to the fiscal year 2023. The amounts will be adjusted by the SELIC rate from the date of payment of each installment until the end of the referred fiscal year, on December 31, 2023.

Share Repurchase Program

On August 3, 2023, the Board of Directors approved a Share Repurchase Program, for the acquisition of up to 157.8 million preferred shares issued by the Company, on the Brazilian Stock Exchange (B3), to be held in treasury with subsequent cancellation, without reduction of share capital. This program will be carried in the scope of the revised Shareholder Remuneration Policy, approved on July 28, 2023, within a maximum period of 12 months.